UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2007

WYETH

(Exact name of registrant as specified in its charter)

Delaware	1-1225	13-2526821
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Giralda Farms, Madison, N.J.	07940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-660-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 30, 2007, Wyeth announced its earnings results for the 2006 Fourth Quarter and Full Year. Attached hereto as Exhibit 99.1 and incorporated into this Item 2.02 by reference is the related press release.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

(99.1)	Press Release, dated January 30, 2007, reporting Wyeth’s earnings results for the 2006 Fourth Quarter and Full Year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2007	WYETH

	By:	/s/ Kenneth J. Martin
	Name:	Kenneth J. Martin
	Title:	Chief Financial Officer and Vice Chairman

EXHIBIT INDEX

Exhibit Number	Description
(99.1)	Press Release, dated January 30, 2007, reporting Wyeth’s earnings results for the 2006 Fourth Quarter and Full Year.